[Scudder Investments logo]

Scudder Blue Chip Fund

Classes A, B, C and I

Annual Report

October 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Blue Chip Fund	Nasdaq Symbol	CUSIP Number
Class A	KBCAX	81111P-100
Class B	KBCBX	81111P-209
Class C	KBCCX	81111P-308
Class I	N/A	81111P-407

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Blue Chip Fund	1-Year	3-Year	5-Year	10-Year
Class A	-14.04%	-12.72%	-1.71%	6.74%
Class B	-14.75%	-13.44%	-2.53%	5.85%(a)
Class C	-14.74%	-13.37%	-2.45%	5.95%(a)
S&P 500 Index+	-15.11%	-12.22%	.73%	9.88%
Russell 1000 Index++	-14.60%	-11.68%	.70%	9.79%

Scudder Blue Chip Fund	1-Year	3-Year	5-Year	Life of Class*
Class I	-13.74%	-12.33%	-1.19%	5.81%
S&P 500 Index+	-15.11%	-12.22%	.73%	7.30%
Russell 1000 Index++	-14.60%	-11.68%	.70%	7.10%

Sources: Lipper, Inc. and Deutsche Asset Management

* The Class commenced operations on November 22, 1995. Index returns begin
November 30, 1995.
Net Asset Value
	Class A	Class B	Class C	Class I
Net Asset Value: 10/31/02	$ 12.92	$ 12.43	$ 12.55	$ 13.25
10/31/01	$ 15.03	$ 14.58	$ 14.72	$ 15.36

Class A Lipper Rankings - Large-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	232	of	919	26
3-Year	362	of	710	51
5-Year	286	of	455	63
10-Year	120	of	143	84

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Blue Chip Fund - Class A [] S&P 500 Index+ [] Russell 1000 Index++

Yearly periods ended October 31

Comparative Results (Adjusted for Sales Charge)
Scudder Blue Chip Fund		1-Year	3-Year	5-Year	10-Year/ Life of Class*
Class A(c)	Growth of $10,000	$8,102	$6,267	$8,645	$18,092
	Average annual total return	-18.98%	-14.42%	-2.87%	6.11%
Class B(c)	Growth of $10,000	$8,270	$6,365	$8,728	$17,661(a)
	Average annual total return	-17.30%	-13.98%	-2.68%	5.85%(a)
Class C(c)	Growth of $10,000	$8,526	$6,501	$8,835	$17,821(a)
	Average annual total return	-14.74%	-13.37%	-2.45%	5.95%(a)
Class I	Growth of $10,000	$8,626	$6,738	$9,419	$14,797*
	Average annual total return	-13.74%	-12.33%	-1.19%	5.81%*
S&P 500 Index+	Growth of $10,000	$8,489	$6,764	$10,369	$25,661
	Average annual total return	-15.11%	-12.22%	.73%	9.88%
Russell 1000 Index++	Growth of $10,000	$8,540	$6,888	$10,356	$25,453
	Average annual total return	-14.60%	-11.68%	.70%	9.79%

The growth of $10,000 is cumulative.

* The Class commenced operations on November 22, 1995. Index returns begin November 30, 1995.
a Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Blue Chip Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalization companies that are domiciled in the United States and whose common stocks are traded there.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

In recent months, signals about the United States economic recovery have been mixed. While gross domestic product (GDP) has been growing at a rate of about 3 percent since late 2001, the nation's unemployment rate climbed to 6 percent in November, the highest level since April. During the late summer and early fall months, consumers spent less money than they did in the earlier part of the year. Companies, fearful that consumers would not buy their products and that they would be left with vast inventories of goods they could not sell (and were costly to store), slowed their manufacturing. Since companies weren't manufacturing as many products, they needed fewer employees - and thus hired fewer workers.

The good news is that we believe this slowdown is the temporary result of corporate financial scandals and political uncertainty, and the recovery will ultimately continue.

Several things are helping to keep the economy on track. First and perhaps foremost, the government has lowered interest rates to keep the economy from slowing down too much. Throughout the year, the Federal Reserve Board has said that it believes interest rates are low enough to encourage an economic recovery. It promised, however, to look out for signs of a slowdown and to cut rates again if necessary. The Fed saw the same signs of slowing that we did, and on November 6, cut 50 basis points (one-half percentage point). We believe the Fed will cut more if necessary, and will not begin to raise rates until well into 2003, after the economic recovery becomes stronger.

Another factor keeping the economy on track is a robust housing sector. Because interest rates have been low, people have been buying more homes. The Commerce Department said new home sales rose 6.4 percent in November - the largest monthly percentage jump since December 2000. And when people buy homes - as when they buy any other products - the economy is stimulated.

How will the slowdown and ultimate recovery affect the fixed-income markets? Interest rates and bond prices tend to move in opposite directions. So as interest rates have fallen, bond prices have risen. But when the recovery

Economic Guideposts Data as of 10/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

eventually strengthens and the Fed raises interest rates, bond prices will likely fall again. But we don't expect them to fall too drastically, because we don't expect interest rates to increase too drastically.

How will the slowdown and ultimate recovery affect the equity markets? Stock prices catapulted to what we believe were unjustified levels in the late 1990s. Stocks still aren't cheap, especially given the recent rally. But prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish, with Japan and much of Europe struggling. But, as in the United States, we expect activity to improve gradually next year.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of November 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Blue Chip Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Blue Chip Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

David Koziol, CFA

Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 2001 as head of Global Quantitative Equity Research and international portfolio manager.

• Head of Quantitative Equity Strategies: New York.

• Previously served as principal in the Advanced Strategies and Research Group at Barclay's Global Investors, where he developed quantitative equity, fixed income and hedge fund products, and as an investment banker at Salomon Brothers.

• MBA, Massachusetts Institute of Technology.

• Joined the fund in 2002.

Michael S. Patchen

Vice President of Deutsche Asset Management and Co-Manager of the fund.

• Head of US quantitative equity portfolio management: New York.

• Joined Deutsche Asset Management in 2000, with four years of experience including global strategies associate at AQR Capital Management and asset allocation analyst at Goldman Sachs Asset Management.

• Joined the fund in 2002.

Joshua Feuerman, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999 and the fund in 2002.

• Director of Investment Product Strategies: New York.

• 10 years of experience at State Street Global Advisors where he served as head of international strategies, including emerging and developed markets, and earlier in product engineering and international equity research.

• MBA, University of Chicago.

In the following interview, Portfolio Co-Manager Michael Patchen discusses the performance of Scudder Blue Chip Fund over the last 12 months and the changes made to the fund since the new portfolio management team assumed management in April 2002.

Q: Will you provide an overview of market conditions from November 1, 2001 through October 31, 2002?

A: At the start of the reporting period - November 1, 2001 - the US economy was in the midst of a recession, and the stock market was still in shock from the terrorist attacks of September 11. After the attacks, nearly every type of stock lost considerable ground. At year-end, the markets began to rally, but investor optimism was short-lived. By January, the Enron scandal was front-page news and had an enormous trickle-down effect that cut the rally short. Continued fears of corporate misconduct, lower-than-expected corporate earnings reports and geopolitical events, including the threat of war with Iraq, kept the stock market in bear territory throughout the remainder of the period.

Q: You took over management of Scudder Blue Chip Fund in early April. Will you tell us about your investment style and its potential impact on the fund?

A: We are managing this fund quite differently from the previous managers - using a quantitative equity style of management. Our goal is for this fund to outperform its benchmark, the Standard & Poor's 500 (S&P 500), by 3-4 percent on an annualized basis with a limited amount of risk. The S&P 500 is an unmanaged group of large-cap stocks (value and growth) that are representative of the US stock market.

We are not managing this as an index fund, but the portfolio does have a high correlation to the S&P 500 and to the Russell 1000 Index (Russell 1000). The fund takes minimal deviations from the industry positions found in the S&P 500.

We use the Russell 1000 Index as our universe of stocks to consider for investment. The Russell 1000 is an unmanaged group of 1,000 large-cap stocks that is representative of the US stock market. We look for companies that are undervalued relative to their industry peers, yet have earnings growth prospects that are better than the industry average. These selection criteria provide access to both value and growth stocks, which gives the fund the potential to perform well no matter which style of stocks is in fashion. The fund is also much more diversified now. We've increased the holdings to about 115 stocks from approximately 80 when we assumed management. Our quantitative process allows us to analyze all securities thoroughly and equally. We place as much emphasis on portfolio construction as we do on stock evaluation, in order to help manage risk, with the goal of consistently outperforming the S&P 500 over time.

We believe this high level of diversification is important in this skittish and rotational environment in which stocks move into and out of favor quickly. Over the past year, we saw investors bid down the prices of stocks swiftly and precipitously on any news that could be construed as negative. The fund's diversification among growth and value stocks should help limit its exposure to deep declines in any one holding, which was helpful this period.

Q: How did the fund perform during the 12-month period?

A: Scudder Blue Chip Fund, along with the broad market, lost ground during the period. The fund's Class A shares posted a total return of -14.04 percent (unadjusted for sales charge) while the S&P 500 posted a loss of -15.11 percent. The fund also fared better than the average return of its peers in the Lipper Large-Cap Core Funds category, which posted a -16.26 return for the same 12-month period. (For Lipper rankings and standardized performance, please see page 3 of this report.)

Q: What market sectors helped performance?

A: For the period that we've managed the fund, diversified financials contributed to performance - specifically the fund's holding in MBNA Corp., a consumer finance company. We purchased this stock after it declined precipitously in the late July market sell-off. Since then, it has appreciated handsomely based on favorable earnings announcements. We're slowly starting to pare back the fund's position in MBNA as its valuation moves closer to what we believe is fair market value.

Technology has been one of the most dismal market sectors this period. However, we added value through the fund's investment in Dell Computer - an issue that actually posted gains during the year. Dell performed well for a variety of reasons. It has an efficient inventory management system, strong cash flow and solid earnings growth, and it continues to gain market share in the highly competitive personal computer market. Despite these factors, we believe it is still trading at a reasonable valuation.

The fund was also helped relative to its benchmark by not owning a number of stocks represented in the S&P 500 that endured deep losses.

Q: Will you tell us about stocks that disappointed and hurt relative performance?

A: In the period that we've managed the fund, the materials sector has turned out to be the biggest detractor from performance. This was due to poor performance by Nucor, a manufacturer of steel products. We bought the stock because it had strong cash flow and was trading at an attractive valuation. We also believed it had strong long-term growth potential. However, when the company announced that its earnings would not meet expectations, investors fled the stock, and its price plummeted. While this was a negative performance factor for the fund, it did not materially drag down overall fund performance. That's because Nucor, like all positions in the broadly diversified portfolio, was a small one relative to the size of the overall portfolio. Having a large number of small stock positions helps insulate the fund from individual stock-specific risk.

Q: What is your outlook for the stock market and for the fund in particular?

A: We believe that the economy and the markets are poised for a slow and moderate recovery with a fair amount of volatility ahead. The Federal Reserve Board's aggressive interest rate cuts should help over the course of the next year by spurring increased spending. Notwithstanding any major geopolitical events, we look for mild improvements in the stock market in 2003.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2002

Asset Allocation	10/31/02	10/31/01

Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/02	10/31/01

Financials	19%	15%
Health Care	15%	19%
Information Technology	15%	17%
Consumer Discretionary	14%	12%
Industrials	10%	13%
Consumer Staples	10%	11%
Energy	6%	7%
Telecommunication Services	6%	3%
Materials	2%	3%
Other	3%	-
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2002 (26.9% of Portfolio)
1. Johnson & Johnson Provider of health care products	4.0%
2. Microsoft Corp. Developer of computer software	3.6%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	3.3%
4. Cisco Systems, Inc. Developer of computer network products	2.5%
5. Sprint Corp. Provider of telecommunication services	2.3%
6. Wal-Mart Stores, Inc. Operator of discount stores	2.3%
7. Procter & Gamble Co. Manufacturer of diversified consumer products	2.3%
8. General Electric Co. Industrial conglomerate	2.3%
9. Exxon Mobil Corp. Explorer and producer of oil and gas	2.2%
10. Dell Computer Corp. Developer and manufacturer of personal computers	2.1%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2002

	Shares	Value ($)

Common Stocks 98.4%
Consumer Discretionary 14.1%
Auto Components 1.2%
American Axle & Manufacturing Holdings, Inc.*	84,300	1,997,910
Lear Corp.*	120,600	4,407,930
		6,405,840
Automobiles 0.5%
Harley-Davidson, Inc.	57,200	2,991,560
Hotel Restaurants & Leisure 1.2%
Gtech Holdings Corp.*	223,700	5,816,200
Mandalay Resort Group*	29,200	826,068
		6,642,268
Internet & Catalog Retailing 0.1%
eBay, Inc.*	6,900	436,494
Leisure Equipment & Products 1.0%
Polaris Industries, Inc.	91,400	5,757,286
Media 3.7%
Gannett Co., Inc.	67,700	5,140,461
Lee Enterprises, Inc.	60,900	1,991,430
McGraw-Hill, Inc.	175,200	11,300,400
Viacom, Inc. "B"*	43,349	1,933,799
		20,366,090
Multiline Retail 2.6%
Big Lots, Inc.*	61,100	1,014,260
Dillard's, Inc.	36,600	603,534
Wal-Mart Stores, Inc.	241,500	12,932,325
		14,550,119
Specialty Retail 3.8%
Blockbuster, Inc.	71,200	1,706,664
Home Depot, Inc.	56,900	1,643,272
Lowe's Companies, Inc.	30,000	1,251,900
Pier 1 Imports, Inc.	140,100	2,640,885
RadioShack Corp.*	359,300	7,509,370
Rent-A-Center, Inc.*	113,100	5,015,985
Sherwin-Williams Co.	15,500	423,925
Williams-Sonoma, Inc.*	26,800	637,840
		20,829,841
Consumer Staples 9.9%
Beverages 1.3%
Anheuser-Busch Companies, Inc.	95,000	5,012,200
PepsiCo, Inc.	44,200	1,949,220
		6,961,420
Food & Drug Retailing 1.1%
Whole Foods Market, Inc.*	130,800	6,102,343
Food Products 2.3%
ConAgra Foods, Inc.	375,700	9,110,725
Kellogg Co.	108,200	3,447,252
		12,557,977
Household Products 3.3%
Colgate-Palmolive Co.	100,800	5,541,984
Procter & Gamble Co.	145,600	12,878,320
		18,420,304
Tobacco 1.9%
Philip Morris Companies, Inc.	255,800	10,423,850
Energy 5.9%
Oil & Gas
Anadarko Petroleum Corp.	183,600	8,177,544
Devon Energy Corp.	231,300	11,680,650
Exxon Mobil Corp.	361,086	12,154,155
Pioneer Natural Resources Co.*	22,100	549,627
		32,561,976
Financials 18.8%
Banks 7.3%
Bank of America Corp.	160,600	11,209,880
Bank One Corp.	170,300	6,568,471
Hudson City Bancorp., Inc.	42,700	795,928
J.P. Morgan Chase & Co.	66,500	1,379,875
Roslyn Bancorp., Inc.	65,500	1,084,615
Wachovia Corp.	38,400	1,335,936
Washington Mutual, Inc.	242,000	8,653,920
Wells Fargo & Co.	187,700	9,473,219
		40,501,844
Diversified Financials 8.0%
American Express Co.	62,600	2,276,762
Citigroup, Inc.	233,466	8,626,569
Countrywide Credit Industries, Inc.	186,300	9,372,753
Fannie Mae	131,800	8,812,148
Freddie Mac	104,500	6,435,110
MBNA Corp.	431,200	8,757,672
		44,281,014
Insurance 3.4%
AFLAC, Inc.	155,200	4,724,288
Allstate Corp.	76,800	3,055,104
American International Group, Inc.	91,762	5,739,713
Fidelity National Financial, Inc.	91,100	2,751,220
Progressive Corp.	22,400	1,232,000
W.R. Berkley Corp.	44,050	1,636,458
		19,138,783
Real Estate 0.1%
Avalonbay Communities, Inc. (REIT)	2,200	82,940
Equity Office Properties Trust (REIT)	16,200	390,096
		473,036
Health Care 15.2%
Biotechnology 1.1%
Amgen, Inc.*	125,500	5,843,280
Health Care Equipment & Supplies 0.1%
Medtronic, Inc.	11,400	510,720
Health Care Providers & Services 2.8%
DaVita, Inc.*	36,500	874,905
Health Net, Inc.*	41,800	978,120
Mid Atlantic Medical Services, Inc.*	36,300	1,321,320
Oxford Health Plans*	132,400	4,708,144
Tenet Healthcare Corp.*	165,450	4,756,688
UnitedHealth Group, Inc.	19,700	1,791,715
Wellpoint Health Networks, Inc.*	18,300	1,376,343
		15,807,235
Pharmaceuticals 11.2%
Abbott Laboratories	269,400	11,279,778
Barr Laboratories, Inc.*	78,400	4,612,272
Eli Lilly & Co.	43,400	2,408,700
Forest Laboratories, Inc.*	32,400	3,174,876
Johnson & Johnson	380,650	22,363,187
Pfizer, Inc.	576,800	18,324,936
		62,163,749
Industrials 9.9%
Aerospace & Defense 3.0%
Honeywell International, Inc.	312,100	7,471,674
Lockheed Martin Corp.	98,800	5,720,520
Northrop Grumman Corp.	32,300	3,331,099
		16,523,293
Air Freight & Logistics 1.0%
CNF Transportation, Inc.	93,600	3,012,984
United Parcel Service, Inc. "B"	44,700	2,682,447
		5,695,431
Commercial Services & Supplies 0.4%
Hon Industries, Inc.	17,800	454,790
Viad Corp.	104,000	2,019,680
		2,474,470
Electrical Equipment 0.2%
Energizer Holdings, Inc.*	38,100	1,136,904
Industrial Conglomerates 3.6%
3M Co.	56,500	7,172,110
General Electric Co.	498,400	12,584,600
		19,756,710
Road & Rail 1.4%
Union Pacific Corp.	132,200	7,806,410
Trading Companies & Distributors 0.3%
W.W. Grainger, Inc.	30,500	1,478,030
Information Technology 14.4%
Communications Equipment 4.2%
Cisco Systems, Inc.*	1,247,600	13,948,168
Motorola, Inc.	1,000,000	9,170,000
		23,118,168
Computers & Peripherals 3.4%
Dell Computer Corp.*	413,700	11,835,957
EMC Corp.*	85,500	436,905
International Business Machines Corp.	84,900	6,702,006
		18,974,868
Electronic Equipment & Instruments 0.9%
Arrow Electronics, Inc.*	38,400	504,192
Tech Data Corp.*	145,100	4,635,945
		5,140,137
IT Consulting & Services 0.2%
Acxiom Corp.*	80,000	1,008,000
Semiconductor Equipment & Products 1.0%
Intel Corp.	329,500	5,700,350
Software 4.7%
BearingPoint, Inc.*	226,500	1,766,700
BMC Software, Inc.*	43,600	694,984
Cerner Corp.*	15,700	559,077
J.D. Edwards & Co.*	175,700	2,083,802
Microsoft Corp.*	374,000	19,997,780
Oracle Corp.*	74,100	755,079
		25,857,422
Materials 2.4%
Chemicals 0.1%
Eastman Chemical Co.	13,000	472,420
Containers & Packaging 1.4%
Ball Corp.	145,500	7,046,565
Owens-Illinois, Inc.	40,500	485,595
		7,532,160
Metals & Mining 0.9%
Freeport McMoRan Copper & Gold, Inc. "B"*	73,600	897,920
Nucor Corp.	72,000	3,034,080
United States Steel Corp.	92,900	1,193,765
		5,125,765
Telecommunication Services 5.5%
Diversified Telecommunication Services 5.4%
ALLTEL Corp.	42,200	2,097,762
AT&T Corp.	142,500	1,858,200
BellSouth Corp.	215,500	5,635,325
Sprint Corp.	1,042,400	12,946,608
Verizon Communications, Inc.	191,300	7,223,488
		29,761,383
Wireless Telecommunication Services 0.1%
Telephone & Data Systems, Inc.	8,700	442,830
United States Cellular Corp.*	10,700	295,320
		738,150
Utilities 2.3%
Electric Utilities
Edison International*	262,500	2,638,125
Exelon Corp.	102,600	5,171,040
Southern Co.	92,900	2,759,130
TXU Corp.	169,500	2,432,325
		13,000,620
Total Common Stocks (Cost $558,565,790)		545,027,720

	Principal Amount ($)	Value ($)

US Treasury Obligations 0.1%
US Treasury Bill, 1.63%**, 1/23/2003 (c) (Cost $672,463)	675,000	672,759

	Shares	Value ($)

Cash Equivalents 1.5%
Scudder Cash Management QP Trust, 1.87% (b) (Cost $8,287,967)	8,287,967	8,287,967
Total Investment Portfolio - 100.0% (Cost $567,526,220) (a)		553,988,446

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $571,760,942. At October 31, 2002, net unrealized depreciation for all securities based on tax cost was $17,772,496. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $35,547,624 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $53,320,120.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) At October 31, 2002, this security has been pledged to cover, in whole or part, initial margin requirements for open futures contracts.

At October 31, 2002, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)
S&P 500 Index	12/19/2002	38	8,029,110	8,411,300
Total unrealized appreciation on open futures contracts				382,190

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2002
Assets
Investments in securities, at value (cost $567,526,220)	$ 553,988,446
Cash	10,000
Dividends receivable	667,313
Receivable for Fund shares sold	411,318
Total assets	555,077,077
Liabilities
Payable for Fund shares redeemed	2,488,600
Payable for daily variation margin on open futures contracts	38,843
Accrued management fee	249,541
Other accrued expenses and payables	427,338
Total liabilities	3,204,322
Net assets, at value	$ 551,872,755
Net Assets
Net assets consist of: Accumulated net investment loss	(2,420)
Net unrealized appreciation (depreciation) on: Investments	(13,537,774)
Futures	382,190
Accumulated net realized gain (loss)	(180,373,595)
Paid-in capital	745,404,354
Net assets, at value	$ 551,872,755

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2002 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($307,759,878 / 23,826,363 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.92
Maximum offering price per share (100 / 94.25 of $12.92)	$ 13.71
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($196,960,890 / 15,847,707 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.43
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($44,157,541 / 3,518,682 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.55
Class I Net Asset Value, offering and redemption price per share ($2,994,446 / 225,926 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.25

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $14,475)	$ 9,085,229
Interest	212,465
Total Income	9,297,694
Expenses: Management fee	4,003,073
Administrative fee	2,409,762
Distribution service fees	3,975,304
Trustees' fees and expenses	36,572
Total expenses, before expense reductions	10,424,711
Expense reductions	(397)
Total expenses, after expense reductions	10,424,314
Net investment income (loss)	(1,126,620)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(52,781,021)
Futures	(701,938)
(53,482,959)
Net unrealized appreciation (depreciation) during the period on: Investments	(42,923,083)
Futures	382,190
(42,540,893)
Net gain (loss) on investment transactions	(96,023,852)
Net increase (decrease) in net assets resulting from operations	$ (97,150,472)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2002	2001
Operations: Net investment income (loss)	$ (1,126,620)	$ (4,760,167)
Net realized gain (loss) on investment transactions	(53,482,959)	(123,733,590)
Net unrealized appreciation (depreciation) on investment transactions during the period	(42,540,893)	(210,930,945)
Net increase (decrease) in net assets resulting from operations	(97,150,472)	(339,424,702)
Distributions to shareholders from: Net realized gains: Class A	-	(17,874,667)
Class B	-	(12,842,035)
Class C	-	(2,170,392)
Class I	-	(272,420)
Fund share transactions: Proceeds from shares sold	248,345,416	435,722,135
Reinvestment of distributions	-	31,083,076
Cost of shares redeemed	(385,850,246)	(497,593,211)
Net increase (decrease) in net assets from Fund share transactions	(137,504,830)	(30,788,000)
Increase (decrease) in net assets	(234,655,302)	(403,372,216)
Net assets at beginning of period	786,528,057	1,189,900,273
Net assets at end of period (including accumulated net investment loss of $2,420 at October 31, 2002)	$ 551,872,755	$ 786,528,057

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 15.03	$ 21.76	$ 20.76	$ 16.61	$ 17.68
Income (loss) from investment operations: Net investment income (loss)[a]	.03	(.03)	(.03)	.02	.11
Net realized and unrealized gain (loss) on investment transactions	(2.14)	(6.10)	1.78	4.55	1.17
Total from investment operations	(2.11)	(6.13)	1.75	4.57	1.28
Less distributions from: Net investment income	-	-	-	-	(.16)
Net realized gains on investment transactions	-	(.60)	(.75)	(.42)	(2.19)
Total distributions	-	(.60)	(.75)	(.42)	(2.35)
Net asset value, end of period	$ 12.92	$ 15.03	$ 21.76	$ 20.76	$ 16.61
Total Return (%)[b]	(14.04)	(28.71)	8.51	27.96	7.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	308	430	651	547	378
Ratio of expenses before expense reductions (%)	1.09	1.23[c]	1.17	1.19	1.29
Ratio of expenses after expense reductions (%)	1.09	1.22[c]	1.16	1.19	1.29
Ratio of net investment income (loss) (%)	.21	(.14)	(.14)	.13	.62
Portfolio turnover rate (%)	143	124	89	75	157
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.20% and 1.20%, respectively.

Class B
Years Ended October 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 14.58	$ 21.30	$ 20.50	$ 16.55	$ 17.61
Income (loss) from investment operations: Net investment income (loss)[a]	(.09)	(.16)	(.20)	(.14)	(.03)
Net realized and unrealized gain (loss) on investment transactions	(2.06)	(5.96)	1.75	4.51	1.17
Total from investment operations	(2.15)	(6.12)	1.55	4.37	1.14
Less distributions from: Net investment income	-	-	-	-	(.01)
Net realized gains on investment transactions	-	(.60)	(.75)	(.42)	(2.19)
Total distributions	-	(.60)	(.75)	(.42)	(2.20)
Net asset value, end of period	$ 12.43	$ 14.58	$ 21.30	$ 20.50	$ 16.55
Total Return (%)[b]	(14.75)	(29.30)	7.62	26.83	6.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	197	293	454	314	174
Ratio of expenses before expense reductions (%)	1.93	2.04[c]	1.98	2.07	2.10
Ratio of expenses after expense reductions (%)	1.93	2.02[c]	1.97	2.07	2.10
Ratio of net investment income (loss) (%)	(.63)	(.93)	(.95)	(.75)	(.19)
Portfolio turnover rate (%)	143	124	89	75	157
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.99% and 1.99%, respectively.

Class C
Years Ended October 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 14.72	$ 21.47	$ 20.64	$ 16.65	$ 17.69
Income (loss) from investment operations: Net investment income (loss)[a]	(.09)	(.15)	(.20)	(.13)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(2.08)	(6.00)	1.78	4.54	1.18
Total from investment operations	(2.17)	(6.15)	1.58	4.41	1.17
Less distributions from: Net investment income	-	-	-	-	(.02)
Net realized gains on investment transactions	-	(.60)	(.75)	(.42)	(2.19)
Total distributions	-	(.60)	(.75)	(.42)	(2.21)
Net asset value, end of period	$ 12.55	$ 14.72	$ 21.47	$ 20.64	$ 16.65
Total Return (%)[b]	(14.74)	(29.21)	7.72	26.91	7.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	59	75	44	23
Ratio of expenses before expense reductions (%)	1.90	1.95[c]	1.93	1.98	2.03
Ratio of expenses after expense reductions (%)	1.90	1.92[c]	1.93	1.97	2.03
Ratio of net investment income (loss) (%)	(.60)	(.84)	(.91)	(.65)	(.12)
Portfolio turnover rate (%)	143	124	89	75	157
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.92% and 1.92%, respectively.

Class I
Years Ended October 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 15.36	$ 22.11	$ 20.99	$ 16.68	$ 17.72
Income (loss) from investment operations: Net investment income (loss)[a]	.09	.07	.08	.13	.21
Net realized and unrealized gain (loss) on investment transactions	(2.20)	(6.22)	1.79	4.60	1.19
Total from investment operations	(2.11)	(6.15)	1.87	4.73	1.40
Less distributions from: Net investment income	-	-	-	-	(.25)
Net realized gains on investment transactions	-	(.60)	(.75)	(.42)	(2.19)
Total distributions	-	(.60)	(.75)	(.42)	(2.44)
Net asset value, end of period	$ 13.25	$ 15.36	$ 22.11	$ 20.99	$ 16.68
Total Return (%)	(13.74)	(28.34)	9.01	28.81	8.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	6	10	10	6
Ratio of expenses before expense reductions (%)	.66	.70[b]	.69	.72	.68
Ratio of expenses after expense reductions (%)	.66	.70[b]	.68	.72	.68
Ratio of net investment income (loss) (%)	.64	.39	.34	.60	1.23
Portfolio turnover rate (%)	143	124	89	75	157
[a] Based on average shares outstanding during the period.
[b] The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were .69% and .69%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Blue Chip Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $175,757,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($119,021,000) and October 31, 2010 ($56,736,000) the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (175,757,000)
Net unrealized appreciation (depreciation) on investments	$ (17,772,496)

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term instruments) aggregated $1,002,547,170 and $1,132,311,917, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or "the Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.56% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375%, 0.35% and 0.10% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended October 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2002
Class A	$ 1,269,349	$ 88,560
Class B	988,546	65,404
Class C	194,272	13,543
Class I	4,508	269
	$ 2,456,675	$ 167,776

In addition, the Administrative Fee expense on the Statement of Operations includes ($46,913) of changes in estimates relating to fund and class-level expenses recorded prior to the adoption of the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2002
Class B	$ 1,977,082	$ 117,522
Class C	416,298	26,654
	$ 2,393,380	$ 144,176

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2002	Effective Rate
Class A	$ 808,790	$ 54,905	0.21%
Class B	637,646	41,611	0.24%
Class C	135,488	8,598	0.24%
	$ 1,581,924	$ 105,114

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of the Class A shares for the year ended October 31, 2002, aggregated $40,703.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2002, the CDSC for Class B and C shares aggregated $886,476 and $4,641, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2002, SDI received $746.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended October 31, 2002, totaled $204,345 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $397 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	9,481,310	$ 145,714,283	15,682,087	$ 278,224,356
Class B	4,981,991	73,114,199	6,467,144	110,441,453
Class C	1,864,437	27,704,245	2,684,812	45,578,185
Class I	121,184	1,812,689	80,648	1,478,141
		$ 248,345,416		$ 435,722,135
Shares issued to shareholders in reinvestment of distributions
Class A	-	-	905,241	$ 16,946,225
Class B	-	-	646,072	11,816,568
Class C	-	-	110,996	2,047,862
Class I	-	-	14,262	272,421
		-		$ 31,083,076
Shares redeemed
Class A	(14,240,442)	$ (215,943,384)	(17,911,563)	$ (316,010,524)
Class B	(9,205,955)	(131,820,268)	(8,352,142)	(139,704,001)
Class C	(2,330,154)	(34,073,792)	(2,307,853)	(38,694,729)
Class I	(262,462)	(4,012,802)	(180,737)	(3,183,957)
		$ (385,850,246)		$ (497,593,211)
Net increase (decrease)
Class A	(4,759,132)	$ (70,229,101)	(1,324,235)	$ (20,839,943)
Class B	(4,223,964)	(58,706,069)	(1,238,926)	(17,445,980)
Class C	(465,717)	(6,369,547)	487,955	8,931,318
Class I	(141,278)	(2,200,113)	(85,827)	(1,433,395)
		$ (137,504,830)		$ (30,788,000)

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Blue Chip Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Blue Chip Fund (the "Fund"), as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Blue Chip Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts December 4, 2002	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of October 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); formerly, Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	83
Lewis A. Burnham (69) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); formerly, Executive Vice President, Anchor Glass Container Corporation	83
Donald L. Dunaway (65) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	83
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform of Churchill Downs, Inc.)	83
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001), Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	83
Robert B. Hoffman (65) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	83
Shirley D. Peterson (61) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); formerly, Partner, Steptoe & Johnson (law firm), Commissioner, Internal Revenue Service, and Assistant Attorney General (Tax), U.S. Department of Justice. Directorships: Bethlehem Steel Corp.	83
Fred B. Renwick (72) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; formerly, member of the Investment Committee of Atlanta University Board of Trustees	83
William P. Sommers (69) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); formerly, Executive Vice President, Iameter (medical information and educational service provider), Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	83
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; formerly, Records Management Systems	83

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2,3] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
200
William F. Glavin, Jr.[1,2] (44) Trustee and President, 2001-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997), Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)	83
Philip J. Collora (56) Vice President and Assistant Secretary, 1986-present	Director of Deutsche Asset Management	n/a
Joshua Feuerman (37) Vice President, 2002-present	Managing Director of Deutsche Asset Management (1999 to present); formerly, head of international strategies, State Street Global Advisors	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001), Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Charles A. Rizzo[4,5] (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John R. Hebble[4] (44) Assistant Treasurer, 1998-present	Director of Deutsche Asset Management	n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Director of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Mr. Rizzo was elected to serve as Treasurer of the fund on November 20, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Flag Investors
Communications Fund*
Scudder Global Biotechnology Fund*
Scudder Growth Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Micro Cap Fund*
Scudder Mid Cap Fund*
Scudder Small Cap Fund*
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund*
Value Funds
Scudder Contrarian Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Flag Investors
Equity Partners Fund*
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder-RREEF Real Estate Securities Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Multicategory/Asset Allocation Funds
Scudder Asset Management Fund*
Scudder Flag Investors Value Builder Fund*
Scudder Focus Value+Growth Fund
Scudder Lifecycle Mid Range Fund*
Scudder Lifecycle Long Range Fund*
Scudder Lifecycle Short Range Fund*
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
Scudder Target 2012 Fund
Scudder Total Return Fund
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund*
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Equity Fund*
Scudder International Select Equity Fund*
Scudder Japanese Equity Fund*
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder Cash Reserves Fund
Scudder Fixed Income Fund*
Scudder High Income Plus Fund*,**
Scudder High Income Fund***
Scudder High Income
Opportunity Fund****
Scudder Income Fund
Scudder PreservationPlus Fund*
Scudder PreservationPlus Income Fund*
Scudder Short-Term Bond Fund
Scudder Short-Term Fixed Income Fund*
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE ® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder Quantitative Equity Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes